POWER OF ATTORNEY

Each of the undersigned constitutes Brian Muench, Stewart W. Gregg, and Erik T. Nelson, individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee, any registration statement on Form N-14 relating to the merger of the funds included below, series of the Allianz Variable Insurance Products Trust or Allianz Variable Insurance Products Fund of Funds Trust, and any and all amendments thereto, of the Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.
Target Investment Option	Destination Investment Option
AZL Invesco International Equity Fund	AZL International Index Fund
AZL JPMorgan International Opportunities Fund
AZL MFS Mid Cap Value Fund	AZL Mid Cap Index Fund
AZL Multi‐Manager Mid Cap Growth Fund
AZL MVP Fusion Growth Fund	AZL MVP Growth Index Strategy Fund
AZL BlackRock Capital Appreciation Fund	AZL Russell 1000 Growth Index Fund
AZL Boston Company Research Growth Fund
AZL Invesco Growth and Income Fund	AZL Russell 1000 Value Index Fund
AZL MFS Value Fund
AZL JPMorgan U.S. Equity Fund	AZL S&P 500 Index Fund
AZL MFS Investors Trust Fund
AZL Federated Clover Small Value Fund	AZL Small Cap Stock Index Fund
AZL Oppenheimer Discovery Fund

This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 14th day of June, 2016.

/s/ Peter Burnim
Peter R. Burnim

/s/ Robert DeChellis
Robert DeChellis

/s/ Peggy Ettestad
Peggy L. Ettestad

/s/ Roger Gelfenbien
Roger A. Gelfenbien
/s/ Claire Leonardi
Claire R. Leonardi

/s/ Dickson Lewis
Dickson W. Lewis

/s/ Peter McClean
Peter W. McClean

/s/ Arthur Reeds
Arthur C. Reeds III

Allianz VIP Trust POA June 2016

POWER OF ATTORNEY

The undersigned constitutes Stewart W. Gregg and Erik T. Nelson, individually, as his true and lawful attorney, with full power to sign for him, in his name and in his capacity as a trustee, any registration statement on Form N-14 relating to the merger of the funds included below, series of the Allianz Variable Insurance Products Trust or Allianz Variable Insurance Products Fund of Funds Trust, and any and all amendments thereto, of the Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.
Target Investment Option	Destination Investment Option
AZL Invesco International Equity Fund	AZL International Index Fund
AZL JPMorgan International Opportunities Fund
AZL MFS Mid Cap Value Fund	AZL Mid Cap Index Fund
AZL Multi‐Manager Mid Cap Growth Fund
AZL MVP Fusion Growth Fund	AZL MVP Growth Index Strategy Fund
AZL BlackRock Capital Appreciation Fund	AZL Russell 1000 Growth Index Fund
AZL Boston Company Research Growth Fund
AZL Invesco Growth and Income Fund	AZL Russell 1000 Value Index Fund
AZL MFS Value Fund
AZL JPMorgan U.S. Equity Fund	AZL S&P 500 Index Fund
AZL MFS Investors Trust Fund
AZL Federated Clover Small Value Fund	AZL Small Cap Stock Index Fund
AZL Oppenheimer Discovery Fund

This Power of Attorney authorizes the above individuals to sign the name of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of June, 2016.

/s/ Brian Muench

Brian Muench, President

Allianz VIP Trust POA June 2016